UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400
Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Thomas T. Edman from the Board

On January 29, 2026, Thomas T. Edman, a current Class I member of the Board of Directors (the “Board”) of TTM Technologies, Inc. (the “Company”) and the former President and Chief Executive Officer of the Company, notified the Board of his decision to retire from the Board and any Board committees thereof, effective as of May 7, 2026 (the “Effective Date”), immediately following the Company’s 2026 annual meeting of stockholders. Mr. Edman’s retirement was not a result of a disagreement with the Company relating to the Company’s operations, policies or practices.

Appointment of Daniel G. Korte to the Board

On January 29, 2026, the Board appointed Daniel G. Korte to fill the Class I vacancy that will be created by Mr. Edman’s retirement. Mr. Korte’s appointment will be effective as of the Effective Date, with a term expiring at the annual meeting of stockholders in 2028 or his earlier resignation, retirement or removal, subject to approval from the Defense Counterintelligence and Security Agency (“DCSA”) pursuant to the Special Security Agreement between the Company and DSCA.

There are no arrangements or understandings between Mr. Korte and any other persons pursuant to which Mr. Korte was appointed to the Board, nor does Mr. Korte have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Upon his appointment, Mr. Korte will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s director compensation program, which includes the issuance of Restricted Stock Units of TTM’s Common Stock. The Board has determined that Mr. Korte will be an independent director under NASDAQ listing standards. Mr. Korte’s Board committee assignments will be determined at a later date.

Appointment of Ryan D. McCarthy to the Board

Pursuant to the Company’s Corporate Governance Guidelines, John G. Mayer, who currently serves as a class III director, must submit his resignation and retire from the Board at the 2026 annual meeting, effective as of the Effective Date. Because Mr. Mayer will have attained the mandatory retirement age of 75, the Board may no longer defer and will be obligated to accept his resignation.

On January 29, 2026, the Board appointed Ryan D. McCarthy to fill the Class III vacancy that will be created by Mr. Mayer’s impending mandatory resignation. Mr. McCarthy’s appointment will be effective as of the Effective Date, with a term expiring at the annual meeting of stockholders in 2027 or his earlier resignation, retirement or removal, subject to approval from the DCSA pursuant to the Special Security Agreement between the Company and DSCA.

There are no arrangements or understandings between Mr. McCarthy and any other persons pursuant to which Mr. McCarthy was appointed to the Board, nor does Mr. McCarthy have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Upon his appointment, Mr. McCarthy will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s director compensation program, which includes the issuance of Restricted Stock Units of TTM’s Common Stock. The Board has determined that Mr. McCarthy will be an independent director under NASDAQ listing standards. Mr. McCarthy’s Board committee assignments will be determined at a later date.

Section 7 - Regulation FD

Item 7.01 – Regulation FD Disclosure.

On February 2, 2026, the Company issued a press release announcing the appointments of Messrs. Korte and McCarthy to the Board and Mr. Edman’s retirement from the Board (the “Press Release”). A copy of the Press Release is furnished with this Current Report on Form 8-K (“Report”) as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, including Exhibit 99.1, contains forward-looking statements that relate to future events. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the forward-looking statements. For a description of additional factors that may cause the Company’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description

99.1	Press Release dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: February 2, 2026	By:	/s/ Daniel J. Weber
Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary